Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-A

KEY PERFORMANCE FACTORS
October 31, 1998



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.7025%



        Excess Protection Level
          3 Month Average   5.48%
          October, 1998   5.87%
          September, 1998   4.28%
          August, 1998   6.29%


        Cash Yield                                  18.93%


        Investor Charge Offs                         4.98%


        Base Rate                                    8.08%


        Over 35 Day Delinquency                      5.16%


        Seller's Interest                            8.67%


        Total Payment Rate                          14.28%


        Total Principal Balance                     $ 39,561,435,127.71


        Investor Participation Amount               $ 760,000,000.00


        Seller Participation Amount                 $ 3,431,640,609.22